NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Flexible Fixed Income Fund

Supplement dated December 8, 2016
to the Summary Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On December 7, 2016, the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act of 1940, as amended), considered and unanimously approved a proposal to liquidate the NVIT Flexible Fixed Income Fund (the "Fund"), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation and Dissolution (the "Plan") on or about April 21, 2017. The Board's decision to liquidate the Fund, and implementation of the Plan, are subject to the approval of the Fund's shareholders. In the near future, shareholders of the Fund will receive a proxy statement that contains more information about the Plan.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE